Exhibit 99.1

Table of Contents IRT Overview Enterprise Snapshot 2 Addressing the Current Environment 3 – 5 Highlighting IRT’s Competitive Advantage 6 – 14 Value Add Program / Case Studies 15 – 20 Capital Structure 21 ESG Commitment 22 Conclusion 23 Appendix Market Statistics 25 – 26 Market Profiles 27 – 34 Value Add Summary 35 Demographic Profile 36 Definitions and Non-GAAP Financial Measure Reconciliations 37 – 38 Forward-Looking Statement 39

IRT Enterprise Snapshot (1) OWN AND OPERATE Average community age 19 years 58 Communities 15,805 Units $1.9B In gross assets PORTFOLIO SUMMARY SAME STORE HIGHLIGHTS NOI growth: 1.2% (2) Average effective rent $1,098 (3) Average occupancy: 93.0% (3) VALUE ADD SUMMARY 23 communities identified for redevelopment, 17 projects ongoing and 6 projects on hold 15.7% return on investments made to date (4) As of 6/30/2020, except as otherwise noted.  Represents year-over-year change, comparing Q2 2020 same store results to Q2 2019. Represents Q2 2020 average effective rent and Q2 2020 average occupancy. Calculated using the rent premium per month, multiplied by 12, divided by the total renovation cost per unit.

Addressing the Current Environment Thornhill Apartments, Raleigh, NC

IRT’s Response to the Current Environment Closely following CDC guidelines Practicing social distancing, repetitive deep cleaning of commonly used surfaces Created an online reservation system for many of our amenities, and identified opportunities to rotate onsite staff, while maintaining full attention to resident and property needs Focused on the well-being of current and future residents Engaging with existing residents on lease renewals and prospects for new leases Offering payment plans and waiving late fees for residents experiencing financial hardship and willing to renew for a new 12-month term Improving the quality and availability of virtual tours, with a higher conversion rate to signed applications compared to one year ago (37% in Q2 2020 vs. 29% in Q2 2019) Well-positioned to navigate this period of uncertainty February 2020 forward sale of 10,350,000 shares of common stock provides undrawn financial resources of ~$100m Adjusted dividend, allowing for accelerated deleveraging and cash retention of ~$23m annually Ample liquidity, including unrestricted cash, of $210m as of August 31st No debt maturities remaining in 2020, with only $48 million of debt maturities or principal repayments due in 2021

Real Estate / Liquidity Metrics (1)    Represents the percentage of total portfolio rent collected for the period presented through August 30, 2020. (2)    All collection metrics are based on IRT’s internal data, which management uses to monitor property performance on a daily or weekly basis. (3)    Deferred payment plans allow residents to defer between 25% and 75% of their monthly rent for between one and three months. Residents must provide evidence of hardship and commit to a full 12-month lease term, which allows deferred payments to be repaid over a longer remaining lease term. As of June 30, 2020, residents who entered into deferred payment plans had, on average, deferred 56% of their monthly rent for 2.7 months and have agreed to repay the deferred rent over 9.5 months. (4) Liquidity data as of August 31, 2020. Business Update Across Key Industry Metrics

Highlighting IRT’s Competitive Advantage Waterstone at Big Creek, Alpharetta, GA

Resilient Portfolio and Business Model Positioned for Long-Term Value Creation Clear investment strategy focused on middle-market communities which offer affordable high-quality product with attractive amenities Strong portfolio of assets in non-gateway markets which offer resilient real estate fundamentals Flexible investment opportunities, including value add & capital recycling programs, implemented when appropriate to realize outsized returns Simple capital structure and strong balance sheet, with ample liquidity and no significant near-term debt maturities

Clear Investment and Ownership Strategy Assets Our Focus: Well-located middle-market communities, likely to benefit from: Robust management platform, including revenue management Operational expertise Economies of scale Markets Our Focus: Targeted submarkets within non-gateway markets exhibiting: Strong apartment demand Limited new construction Strong economic indicators We Look For: Strong employment drivers Population growth & positive net migration trends Well-rated schools Attractive rent vs. buy dynamics Mature, infill locations with high barriers to entry We Look For: Mid-rise/garden style (150–500) units with attractive amenities Acquire properties at less than replacement cost Opportunities for repositioning or updating through capital expenditures Ability to apply tailored marketing and management strategies to attract and retain residents and increase rents Focused approach on identifying the right assets in the right markets Leading To Increased Property Level NOI – Stable Occupancy Rates, Above Average Rent Growth and Reduced Expenses

Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C Higher income residents move down in a recession Renters move down to Class B as rent increases outstrip income growth Capture households moving down in a recession Capture seniors who sell homes to fund retirement Capture individuals/families moving up with career progression Lower income residents move up as income grows Sample IRT Resident Demographic: Value driven Middle income category Renters by necessity IRT Residents Require Accommodations That Are: Affordable Well maintained, spacious, comfortable, clean and modern Equipped with state-of-the-art amenities Conveniently located Class B Positioning: Most opportunity to consistently increase rents Less exposure to homeownership Less likely to be impacted from new construction

. rent per unit across Portfolio Scale and Platform Deliver Operational Excellence IRT’s Management Platform: Manage all 58 communities Capitalizing on economies of scale through regional managers’ ability to be on-site, which results in cost management efficiencies Algorithmic-based revenue optimization Regional management team averages over 20 years of experience Scale & regional strategy drive long-term margin accretion Management platform differentiates IRT and drives resident retention $1,098 avg. effective monthly rent across the same store portfolio Class A properties Class B properties IRT Corporate Office Class A communities: $1,356 avg. rent per unit Class B non-value add communities: $965 avg. rent per unit Q2 2020 NOI Contribution by Asset Class Class B value add communities: $1,132 avg. rent per unit

Our Markets Have Been Resilient Through The Pandemic Source: US Census Bureau; (1) Data (%) from the US Census Bureau. Business Applications are Increasing Across Our Markets Business applications in the South increased 9.6% on a YoY basis and 11.6% on a QoQ basis in Q2 2020, while the Northeast and West, both declined(1) Quarter-over-Quarter Unemployment Rates are Lower in IRT’s Markets Over the course of this year, unemployment rates in IRT’s market have been lower than the national average and in gateway markets Source: Bureau of Labor Statistics IRT’s Market Exposure

IRT Continues to Benefit From Its Strong Presence in the Sunbelt The sunbelt region has exhibited strong fundamentals with favorable migration and population growth trends, as people seek a better cost of living, tax policy, and growing economic opportunities 52% of IRT’s properties are located in the sunbelt: GA, NC, SC, FL,TX, AL and LA As of June 30, 2020, 58% of IRT’s NOI came from the sunbelt region Average effective monthly rent per unit was 10% higher in the sunbelt vs. IRT’s total market portfolio in Q2 2020, with a 93.9% occupancy rate vs. 93.5% for the total portfolio Avg Effective Net No. of Period End Monthly Rent Operating % of Market Properties Occupancy(1) Per Unit(2) Income(2) NOI Sunbelt Markets: Atlanta, GA 6 95.2% $1,205 $4,520 14.5% Raleigh - Durham, NC 6 94.6% 1,190 4,029 13.0% Tampa-St. Petersburg, FL 4 91.8% 1,269 2,152 6.9% Dallas, TX 4 95.6% 1,291 2,077 6.7% Myrtle Beach, SC/Wilmington, NC 3 93.5% 1,034 1,228 3.9% Charleston, SC 2 92.9% 1,325 1,160 3.7% Orlando, FL 1 96.0% 1,485 781 2.5% Charlotte, NC 1 92.8% 1,537 660 2.1% Asheville, NC 1 97.2% 1,144 589 1.9% Huntsville, AL 1 96.1% 1,051 398 1.3% Baton Rouge, LA 1 87.5% 922 386 1.2% Total/Wtd Avg - Sunbelt 30 93.9% $1,223 $17,980 57.7% Louisville, KY 6 89.1% 1,022 2,949 9.5% Memphis, TN 4 92.6% 1,163 2,953 9.5% Columbus, OH 6 92.9% 1,043 2,382 7.7% Oklahoma City, OK 5 95.1% 689 2,104 6.8% Indianapolis, IN 4 95.2% 1,040 1,771 5.7% Chattanooga, TN 2 97.0% 998 487 1.6% St. Louis, MO 1 90.8% 1,457 475 1.5% Total/Wtd Avg - Total Company 58 93.5% $1,108 $31,101 100.0% IRT’s Exposure to the Sunbelt Region (1)    Period end occupancy as of June 30, 2020. (2)    For the three months ended June 30, 2020.

Stable Cash Flow Profile Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected Asset Class Segments) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to gateway markets and Class A properties. (1) (2) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to Gateway Markets and Class A properties. Source: Costar Q2 2020 Data Release Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. IRT weighted averages are based on unit count as of 6/30/2020

Accelerating Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology to free up time to allow staff to focus on their most important tasks and functions. This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning will lead to a reduction of bad debt, increased visibility of emerging market trends, and on-going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. SMS texting, virtual tours and an improved online application process have resulted in higher conversions. During Q2 2020, IRT converted 37% tours and generated 3,237 applications versus converting 29% or 2,841 applications in Q2 2019. IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly properties.

Flexible Approach to Our Value Add Opportunity After Before At a Glance Our value add program provides flexibility to adjust timing and investment, in order to best navigate near-term market conditions. Opportunity Approximately 7,136 units identified for redevelopment across 23 properties creating outsized NOI growth Current Status As of June 30th, we had 17 ongoing property renovations with 3,252 units completed to date and 2,020 units remaining 2020 Investment We expect to complete ~500 units in the second half of 2020, for a total of approximately 1,050 units for the full year Long-Term Investment Estimate a total investment of approximately $66 million across those projects that are currently ongoing Expected Return In total, we expect 15-20% return on investment, unlocking $10.7 million in annual NOI(1)(2) from the ongoing renovation projects This additional NOI is expected to be fully realized within 12 months of the completion of all projects. These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 39.

Value Add Case Study: The Village at Auburn – Project Overview Before After Acquired asset in Durham, NC for $43m in June 2017 Middle market asset with 328 units that fit perfectly with long-term investment criteria Attractive Durham submarket, combination of universities and corporations, supported by healthy job & migration growth Submarket had realized annual new multifamily inventory of only 2.7% of total supply Opportunity to reposition the asset through value add renovation 94% occupied at acquisition In-place asking rents approximately 10% below submarket competitive set Strong demand from renter profile for upgraded asset Renovations began in January 2018 & have included: New kitchens and bathrooms Clubhouse renovation – gym and game room Landscape enhancements / Exterior paint Outdoor grilling / Kitchen area installation Updated pool furniture and cabana seating area Renovations 88% complete by June 2020

Value Add Case Study: The Village at Auburn – The Economics ($ in millions, except monthly data) At Acquisition 6/30/20 Change Revenue (TTM) $4.0 $4.7 +18% NOI (TTM) $2.4 $3.0 +25% NOI Margin 59.7% 64.4% +470bps Average Effective Rental Rate $1,007/ month $1,229/month +22% Cap Rate 5.2% 4.5% -70bps Achieved outsized value creation Post renovation asset value of $65.6 million, representing an increase of 53% from acquisition Incremental value creation of $16.2 million, after renovation investment Enhanced resident profile, resulting in a 22% average effective rental rate increase as of June 2020 Generated unlevered ROI of 14.7% on interior improvements ($ in millions)

Value Add Case Study: Pointe at Canyon Ridge – Project Overview Before After Acquired asset in Sandy Springs, GA for $49m in September 2015, as part of the Trade Street portfolio acquisition Located just outside of Atlanta, this property was built in 1986, has 494 units and significant ROI potential Immediate access to major employment, including Perimeter center and North Fulton technology hubs Infill location with limited multifamily supply, adding only 3.6% of new inventory of total MSA supply Value add renovation allows for asset value to notably increase 95% occupied prior to renovation Proven demand for upgraded product: competing properties achieving rent premiums for upgrades Aging interiors allow for 20%+ rent increase Potential for operational costs savings Renovations began in January 2018 and have included: Clubhouse renovation – fitness center and lounge Landscaping and exterior lighting enhancements Outdoor space – playground, grilling area, dog park Resurfaced tennis courts Updated two pools with new furniture Renovations 77% complete by June 2020

Value Add Case Study: Pointe at Canyon Ridge – The Economics Achieved outsized value creation Post renovation asset value of $92.2 million, representing an increase of 90% from acquisition Incremental value creation of $38.4 million, after renovation investment Enhanced resident profile, resulting in a 40% average effective rental rate increase as of June 2020 Generated unlevered ROI of 22.6% on interior improvements ($ in millions) ($ in millions, except monthly data) At Acquisition 6/30/20 Change Revenue (TTM) $4.9 $6.8 +39% NOI (TTM) $2.7 $4.2 +56% NOI Margin 54.7% 64.2% +950bps Average Effective Rental Rate $802/ month $1,119/month +40% Cap Rate 5.2% 4.5% -70bps

Phase 1 Net Value Per Share 3 $1.38 Value Add Projects and Pipeline Maximize Portfolio Value Total Value Creation Opportunity of $2.53 per share $'s in 000's, except units and per share amounts 3.9K UNITS REMAINING IN PROJECT PIPELINE IRT’s Redevelopment Opportunity Future VALUE OPPORTUNITY(2) (1) Information as of 6/30/20. (2) These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 39. (3) Represents incremental NOI, divided by a 4.5% cap rate, net of capital invested. The 4.5% cap rate is based on recent market transactions. (4) Per share values based on weighted-average shares and units outstanding of 95.0 million. Projects on hold Constantly evaluating the portfolio for additional value add opportunities Units Capital Invested Incremental NOI Incremental Value Created (3) Projects continuing Completed to Date(1)   Remaining(2)   Total 3,252   2,020   5,272 $ 42,164   $ 23,628   $ 65,792 $ 6,621   $ 4,112   $ 10,733 $ 104,959   $ 67,759   $ 136,717 Incremental NOI Incremental Value At 4.5% Cap Rate(3) Net Value Per Share(4) $10.7M $172.7M $1.82 Current VALUE OPPORTUNITY(2) Units 1,864 NET VALUE Capital Invested $ 16,776 Per Share (4) Incremental NOI $ 3,795 $0.71 Incremental Value Created(3) $ 67,553

Total Market Capitalization calculated based on share price as of market close on 3/31/2017 and 6/30/2020, respectively. Reflects debt maturities as of 6/30/2020. Reflects pro forma net debt to Adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, the completion of capital recycling activities including paydown of associated indebtedness, and the normalization of one-time items impacting quarterly EBITDA. Actual net debt to Adjusted EBITDA for the quarter ended June 30, 2020 was 9.7x. 1Q 2017 54.4% Net debt to gross assets Simple Capital Structure We have a simple capital structure... With limited near-term debt maturities… …And limited exposure to interest rate risk. Our focus is reducing leverage. 2Q 2020 52.0% Net debt to gross assets Total Debt Common Equity Market Capitalization Net Debt to Adjusted EBITDA Total Capitalization Floating Rate Debt Fixed Rate / Hedged Debt 2Q 2020 89% Fixed/Hedged $ in millions $1.4bn $2.1bn Actual Debt Maturity Schedule (2) Net Debt to Gross Assets (1) (3) 2Q 2020 3

ESG Commitment We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society. Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically: water conservation, energy management, reduced consumption, waste management Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, regardless of the environment outside their door with enhanced amenities, a robust maintenance program and resident & community events

Path to Continued Long-Term Growth Operational efficiencies and enhanced resident experience through: Improved online marketing and leasing Increased usage of mobile and IoT technologies Automation of workflows and big data Value add community redevelopment initiatives: Redevelopment ongoing at 5,272 units across 17 properties, creating outsized NOI growth Redevelopment on hold at 1,864 units across 6 properties, to be assessed as market conditions improve Expect 15-20% return on investment on the remaining units with ongoing property redevelopment, unlocking an additional $4.1 million in annual NOI (1)(2) This additional NOI is expected to be fully realized within 12 months of the completion of all projects. These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 39. Clear investment strategy focused on middle-market communities across non-gateway MSAs. Targeted submarkets within non-gateway markets exhibiting: Strong apartment demand Limited new construction Strong economic indicators Creating value by identifying the right assets in the right markets Technology Value Add Program Non-Gateway Markets

Appendix & Definitions

Source: Costar 2020 Q2 data release. IRT weighted averages are based on unit count as of 6/30/20. Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco and Los Angeles. Markets Demonstrate Strong Population & Employment Growth Population & Employment growth in IRT’s markets to outperform the National average Population Growing at a Higher Rate Population in IRT’s markets grew 1.07% in 2019 compared to 0.03% in Gateway Markets and 0.48% across the country (1) (2) Employment Outperforming National Averages Employment in IRT’s markets grew 1.92% in 2019 compared to 2.15% in Gateway Markets and 1.40% nationally (1) (2)

Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply The national Class B vacancy rate remains resilient to supply and demand shocks with 2020 projected to be the largest spread in vacancy rates between Class A & B, with Class B at 6.2% and Class A at 11.1% The majority of new supply remains concentrated in gateway markets, and competes with existing Class A properties for renters by choice compared to renters by necessity in Class B properties Homeownership Data Source: U.S Census Bureau as of Q2 2020. New Completions (Supply) Data Source: CoStar Q2 2020 Data Release. The favorable fundamentals of our markets drive demand for our assets Growth in households increases the pool of renters, even more so during periods of reduced homeownership The homeownership rate was 67.9% in Q2 2020 down from 69.2% in 4Q 2004 (the peak) and slightly higher than 64.1% in Q1 2020 Homeownership affordability remains challenging for many households, especially first-time buyers as unemployment rates rise and mortgages are becoming more difficult to qualify for

Communities located within 5 min. of major highways Communities located in top school districts Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: Our Markets | Atlanta (1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX Atlanta represents 14.5% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Crestmont Marietta, GA

14th largest city in the U.S. by population Strong accessibility to major highway I-270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter-presence include: Our Markets | Columbus(1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX Columbus represents 7.7% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH

Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham (1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX Raleigh-Durham represents 13.0% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC

Located within 5 min. of major highways Benefiting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub Major employers include: Our Markets | Louisville (1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX Louisville represents 9.5% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY

$3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown Major employers in the area include: Major companies have committed to a major presence in the market such as: Our Markets | Tampa (1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX Tampa represents 6.9% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL

15th largest city in the U.S. by population Located within 5 min. of major highways Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: Our Markets | Indianapolis (1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX Indianapolis represents 5.7% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Riverchase Apartments Indianapolis, IN

17th largest city in the U.S. by population Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 (4) Favorable average rent growth outpaces national average (4) Job growth driven by an economic shift away from a manufacturing economy toward a service economy Major employers include: Our Markets | Charlotte (1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX Fannie Mae Multifamily and Economics Research Charlotte represents 2.1% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC

Metro area ranked 8th in the U.S. in terms of population growth in 2018 (4) New development lags rental market supply (5) Major employers include: Our Markets | Orlando (1) Source: CoStar 2020 Q2 Data Release New units estimated to come as a percentage of total supply For Budgeted 2020 Fiscal Year, including the acquisition of The Adley Craig Ranch in Dallas, TX For 2018 Fiscal Year Fannie Mae Multifamily and Economics Research Orlando represents 2.5% of IRT’s NOI, portfolio-wide (3) Millenia 700 Orlando, FL

Value Add Summary Project Life to Date as of June 30, 2020 Renovation Costs per Unit (b) Property Market Percentage Complete Total Units To Be Renovated Units Complete Units Leased Rent Premium (a) % Rent Increase Interior Exterior Total ROI - Interior Costs(c) ROI - Total Costs (d) Ongoing The Village at Auburn Raleigh-Durham, NC 88.1% 328 289 264 178 17.1% 14,486 2,108 16,594 14.7% 12.9% Pointe at Canyon Ridge Atlanta, GA 77.1% 494 381 374 171 17.8% 9,077 1,773 10,850 22.6% 18.9% Haverford Lexington, KY 81.3% 160 130 128 87 10.2% 5,550 798 6,347 18.8% 16.4% Crestmont Atlanta, GA 93.3% 208 194 188 148 16.0% 12,263 7,742 20,005 14.5% 8.9% The Commons at Canal Winchester Columbus, OH 58.0% 264 153 132 203 23.4% 10,662 402 11,064 22.8% 22.0% Creekside Corners Atlanta, GA 66.7% 444 296 289 176 18.7% 8,927 1,314 10,241 23.7% 20.7% Stonebridge Crossing Memphis, TN 69.6% 500 348 317 136 16.1% 9,950 1,131 11,082 16.4% 14.7% Arbors River Oaks Memphis, TN 63.4% 191 121 125 252 22.0% 9,655 561 10,215 31.4% 29.7% Vantage at Hillsborough Tampa, FL 42.8% 348 149 144 177 17.1% 14,373 2,155 16,528 14.8% 12.9% Waterford Landing Atlanta, GA 23.5% 260 61 65 169 16.7% 8,785 685 9,470 23.1% 21.4% North Park Atlanta, GA 19.2% 224 43 46 151 14.7% 8,895 268 9,163 20.3% 19.7% Avalon Oaks Columbus, OH 11.5% 235 27 39 252 28.5% 11,695 1,021 12,716 25.9% 23.8% Schirm Farms (f) Columbus, OH 76.1% 264 201 194 80 9.3% 7,749 613 8,362 12.4% 11.5% Jamestown (f) Louisville, KY 71.1% 356 253 247 280 33.8% 16,043 5,161 21,203 21.0% 15.9% Oxmoor (f) Louisville, KY 68.1% 432 294 286 190 21.1% 16,344 127 16,471 13.9% 13.8% Lucerne (f) Tampa, FL 40.6% 276 112 98 243 22.2% 14,606 634 15,240 20.0% 19.1% Brunswick Point (f) Wilmington, NC 69.4% 288 200 189 61 6.1% 6,921 56 6,977 10.5% 10.4% Total/Weighted Average 5,272 3,252 3,125 $170 18.1% $11,190 $1,775 $12,966 18.2% 15.7% On hold (e) Rocky Creek Tampa, FL 0.0% 264 0 0 - 0.0% - - - 0.0% 0.0% Meadows Louisville, KY 0.0% 400 0 0 - 0.0% - - - 0.0% 0.0% Westmont Commons Asheville, NC 0.0% 252 0 0 - 0.0% - - - 0.0% 0.0% Walnut Hill Memphis, TN 0.0% 362 0 0 - 0.0% - - - 0.0% 0.0% Lenoxplace Raleigh-Durham, NC 0.0% 268 0 0 - 0.0% - - - 0.0% 0.0% Thornhill Raleigh-Durham, NC 0.0% 318 0 0 - 0.0% - - - 0.0% 0.0% Total/Weighted Average 1,864 0 0 $- 0.0% $- $- $- 0.0% 0.0% Grand Total/Weighted Average 7,136 3,252 3,125 $170 18.1% $11,190 $1,775 $12,966 18.2% 15.7%   The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. Renovations at these properties have been delayed as we evaluate market conditions amid the COVID-19 pandemic. Renovations at these properties were paused in March 2020, but were restarted in June and July 2020.

Resident Demographics at a Glance (1) Data as of 6/30/2020. 46% 54% Gender Breakdown 76% 24% Marital Status 38 Average Income of residents between 40% $89k Average Rent to Income 18-29 years old Average Age with Young, growing resident population benefiting from amenity-rich communities without overextending on rent 15% Residents make up a diverse, expansive job pool Top Industries of Residents Include: Office and Administrative Staff Medical Sales/Retail Technology Education Hospitality Male Female Single Married

Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  IRT believes average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month. Average Occupancy Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) IRT believes that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, and other non-cash or non-operating gains or losses related to items such as casualty losses and abandoned deal costs from the determination of FFO. IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO provide investors with additional useful measures to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). We present net debt because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. As of June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 Total debt $1,008,911 $1,049,541 $985,572 $979,330 $989,499 Less: cash and cash equivalents (11,652) (57,436) (9,888) (6,587) (11,060) Total net debt $997,259 $992,105 $975,684 $972,743 $978,439 As of June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 Total assets $1,708,912 $1,757,138 $1,664,106 $1,653,017 $1,655,747 Plus: accumulated depreciation 187,758 172,789 158,435 148,924 141,965 Plus: accumulated amortization 19,754 19,567 19,197 19,232 19,495 Total gross assets $1,916,424 $1,949,494 $1,841,738 $1,821,173 $1,817,207

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, our expectations with respect to capital allocations, including as to the timing and amount of future dividends. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause our actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks related to the impact of COVID-19 and other potential future outbreaks of infectious diseases on our financial condition, results of operations, cash flows and performance and those of our residents as well as on the economy and real estate and financial markets; changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; inability of tenants to meet their rent and other lease obligations and charge-offs in excess of our allowance for bad debt; legislative restrictions that may delay or limit collections of past due rents; risks endemic to real estate and the real estate industry generally; the effects of natural and other disasters; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant. For these reasons, as well as others, there can be no assurance that dividends in the future will be equal or similar to the expected amount of the quarterly dividend described in this presentation.